Exhibit 10.5.3

Execution Version

Certain confidential information contained in this document, marked by [***], has been omitted because it (i) is not material and would be competitively harmful if publicly disclosed, or (ii) contains personally identifiable information, omitted pursuant to Item 601(a)(6) under Regulation S-K.

FIRST AMENDMENT TO CAPACITY PURCHASE AGREEMENT

This First Amendment to Capacity Purchase Agreement (this “Amendment”) is made, entered into and effective as of October 14, 2020 (the “Amendment Effective Date”), by and among United Airlines, Inc., a Delaware corporation (“United”), Air Wisconsin Airlines LLC, a Delaware limited liability company (“Contractor”), and, solely for the purposes of Section 16, each of AWAC Aviation, Inc., a Delaware corporation (“AWAC”), and Harbor Diversified, Inc., a Delaware corporation (“Harbor”). United and Contractor are collectively referred to herein as the “Parties” and individually as a “Party.”

RECITALS

WHEREAS, United and Contractor entered into that certain Capacity Purchase Agreement, dated as of February 26, 2017 (the “Agreement”);

WHEREAS, pursuant to Section 10.04 of the Agreement, the Agreement may be amended pursuant to a written agreement signed by Contractor and United that specifically states that it is intended to amend or modify the Agreement; and

WHEREAS, Contractor and United intend to amend the Agreement subject to and in accordance with this Amendment.

AGREEMENTS

NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree to amend the Agreement as follows:

1.    Scheduling. The following new Section 2.01(f) is added to the Agreement:

“(f)    Pre-Termination Scheduling. Notwithstanding anything in this Section 2.01 or elsewhere in this Agreement to the contrary, if United does not exercise its extension right under Section 8.01(b) on or prior to [***], then United shall not schedule a number of block hours in any calendar month after [***] that exceeds the number of scheduled block hours set forth in the Final Monthly Schedule for [***].”

2.    Crew and Maintenance Bases. Section 3.02(c) of the Agreement is hereby deleted and replaced in its entirety with the following:

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED, OR (II) CONTAINS PERSONALLY IDENTIFIABLE INFORMATION, OMITTED PURSUANT TO

ITEM 601(A)(6) UNDER REGULATION S-K.

“(c)    Crew and Maintenance Bases.

(i)

From time to time, if Contractor alters its operating schedule pursuant to written direction from United (an “Alteration”), whether such direction is contained in a Final Monthly Schedule or otherwise, then either United or Contractor may submit written notice to the other party requesting to confer to determine whether changes to Contractor’s crew and/or maintenance bases are reasonably necessary in response to such Alteration (a “Base Change Request Notice”).

If either party submits a Base Change Request Notice to the other party, then, for a period not to exceed [***] from and after the delivery of such Base Change Request Notice, United and Contractor shall confer and determine (both parties acting in a commercially reasonable manner) whether changes to Contractor’s crew and/or maintenance bases are reasonably necessary in response to such Alteration; provided that the parties hereby stipulate that, with respect to any Base Change Request Notice, if any Specified Condition has persisted for at least [***] (which [***] period includes the [***] period specified in the definition of the applicable Specified Condition), whether or not such [***] period commenced before or after the giving of the applicable Base Change Request Notice or before or after the [***] period referenced above, and such Specified Condition remains in existence as of the delivery of such Base Change Request Notice, then the applicable Specified Opening or Specified Closing (as the case may be) associated with such Specified Condition will be deemed to be “reasonably necessary in response to such Alteration” as referenced above in this sentence. If a Specified Condition has existed for such [***] period or if the parties otherwise agree in writing (in the case of United, signed by its Senior Vice President – United Express, or, if that office no longer exists, the person holding the successor or replacement office) that the change to Contractor’s crew and/or maintenance bases identified in the Base Change Request Notice is reasonably necessary in response to the applicable Alteration, then the parties shall execute an agreement (an “Alteration Agreement”) in the form attached hereto as Exhibit A; provided that each Alteration Agreement, (A) in the case of United, shall be signed by its Senior Vice President – United Express (or if that office no longer exists, the person holding the successor or replacement office), (B) shall describe the crew and/or maintenance base to be opened or closed, (C) shall indicate with reasonable detail the steps and targeted timeline for the implementation of the application Alteration, and (D) in the case of an Alteration Agreement that is for a Hub MX Base Opening, a Hub MX Base Closing or a Non-Specified Condition Opening or Closing, shall specify the amount agreed by the parties (both parties acting in a commercially reasonable manner) to be paid by United to Contractor as reimbursement of Contractor’s reasonable and documented out-of-pocket expenses that relate directly and exclusively to the applicable opening or closing.

United shall pay to Contractor the amount for each Specified Opening or Specified Closing (as the case may be) applicable to such Specified Opening or Specified Closing in accordance with Section 3.02(c)(iii).

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED, OR (II) CONTAINS PERSONALLY IDENTIFIABLE INFORMATION, OMITTED PURSUANT TO

ITEM 601(A)(6) UNDER REGULATION S-K.

Without limiting the foregoing in this Section 3.02(c)(i), Contractor shall use commercially reasonable efforts to provide at least [***] advance written notice to United of any changes to its crew and/or maintenance bases not covered by a Base Change Request Notice; provided, however, that, except as provided in sub-clause 3.02(c)(iv)(II), United shall not have any payment obligation pursuant to this Section 3.02(c) other than as contemplated in an Alteration Agreement.

(ii)

For purposes of this Section 3.02(c), the following conditions set forth in sub-clauses (a)-(h) below are, collectively, the “Specified Conditions”, it being understood that (x) a Specified Condition in a sub-clause below shall only give rise to the Specified Opening or Specified Closing defined in the same sub-clause, and not any other Specified Opening or Specified Closing, and (y) no [***] period referenced in any of sub-clauses (a)-(h) below shall commence prior to [***]:

(a) the scheduling parameters set forth in Paragraph 2 of Exhibit P attached hereto have not been met in a period of at least [***], and the existence of a new maintenance base at a non-Hub Airport would have allowed such scheduling parameters to have been met (any maintenance base opened pursuant to an Alteration Agreement due to such Specified Condition, a “Non-Hub MX Base Opening”).

(b) for at least [***] of the days in a period of at least [***], fewer than [***] have been scheduled for overnight maintenance at a non-Hub Airport (any maintenance base closed pursuant to an Alteration Agreement due to such Specified Condition, a “Non-Hub MX Base Closing”).

(c) the scheduling parameters set forth in Paragraph 2 of Exhibit P attached hereto have not been met for a period of at least [***], and the existence of a new maintenance base at a Hub Airport would have allowed such scheduling parameters to have been met (any maintenance base opened pursuant to an Alteration Agreement due to such Specified Condition, a “Hub MX Base Opening”).

(d) for at least [***] of the days in a period of at least [***], fewer than [***] have been scheduled for overnight maintenance at a Hub Airport (any maintenance base closed pursuant to an Alteration Agreement due to such Specified Condition, a “Hub MX Base Closing”).

(e) Contractor’s crewmembers’ block per duty period number would have [***] for a period of at least [***], if a crew base at a non-Hub Airport had been opened at the beginning of such period (any crew base opened pursuant to an Alteration Agreement due to such Specified Condition, a “Non-Hub Crew Base Opening”). For all purposes of this Agreement, the parties agree that crewmember block per duty period is calculated as a result of Contractor’s ordinary course use of its crew optimization software, and Contractor will promptly provide to United a copy of each periodic output from such crew optimization process.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED, OR (II) CONTAINS PERSONALLY IDENTIFIABLE INFORMATION, OMITTED PURSUANT TO

ITEM 601(A)(6) UNDER REGULATION S-K.

(f) Contractor’s crewmembers’ block per duty period number for a period of at least [***] is not at least [***] as a result of a particular existing crew base at a non-Hub Airport remaining open than it would have been had such crew base been closed (any crew base closed pursuant to an Alteration Agreement due to such Specified Condition, a “Non-Hub Crew Base Closing”).

(g) both (1) there is a minimum of [***] that are scheduled to be flown by Contractor from a Hub Airport over at least a [***] period and (2) [***] (any crew base opened pursuant to an Alteration Agreement due to such Specified Condition, a “Hub Crew Base Opening”).

(h) both (1) the [***] that are scheduled to be flown by Contractor from a Hub Airport drops below [***] over at least a [***] period and (2) [***] (any crew base closed pursuant to an Alteration Agreement due to such Specified Condition, a “Hub Crew Base Closing”).

“Specified Opening” means any of the following: a Non-Hub MX Base Opening, a Hub MX Base Opening, a Non-Hub Crew Base Opening, a Hub Crew Base Opening and any other crew or maintenance base opening approved as set forth in an Alteration Agreement.

“Specified Closing” means any of the following: a Non-Hub MX Base Closing, a Hub MX Base Closing, a Non-Hub Crew Base Closing, a Hub Crew Base Closing and any other crew or maintenance base closing approved as set forth in an Alteration Agreement.

(iii)

Payment Amounts; Certain Adjustments to Base Compensation. United’s payment obligation under Section 3.02(c)(i) shall be determined as provided in this Section 3.02(c)(iii) with respect to each Specified Opening or Specified Closing that is subject to an applicable Alteration Agreement. For each Specified Opening or Specified Closing (as the case may be), an amount equal to [***] of the applicable payment obligation set forth below in this Section 3.02(c)(iii) (which payment obligation, for the avoidance of doubt, is distinct from the rate increases referenced below in this Section 3.02(c)(iii)) shall be paid by United within [***] of the parties’ execution and delivery of the Alteration Agreement applicable to such Specified Opening or Specified Closing, and the remainder shall be paid by United no later than the [***] following the execution and delivery of such Alteration Agreement.

(a)

In connection with each Non-Hub MX Base Opening, United shall pay Contractor $[***] and, effective as of the date of the parties’ execution and delivery of an Alteration Agreement, the Per Aircraft per Day rate set forth on Appendix 1 to Schedule 3 shall automatically be increased by $[***], without any further action by the parties if, but only for so long as, the number of remaining maintenance bases after giving effect to both such opening and any contemporaneous maintenance base closings [***].

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED, OR (II) CONTAINS PERSONALLY IDENTIFIABLE INFORMATION, OMITTED PURSUANT TO

ITEM 601(A)(6) UNDER REGULATION S-K.

(b)

In connection with each Non-Hub MX Base Closing, United shall pay Contractor $[***] and, effective as of the date of the parties’ execution and delivery of an Alteration Agreement, the Per Aircraft per Day rate set forth on Appendix 1 to Schedule 3 shall automatically be reduced by $[***], without any further action by the parties if, but only for so long as, the number of remaining maintenance bases (not including Contractor’s maintenance base located at [***]) after giving effect to both such closing and any contemporaneous maintenance base openings [***].

(c)	In connection with each Hub MX Base Opening or Hub MX Base Closing, United shall pay Contractor [***].

(d)

In connection with a Non-Hub Crew Base Opening or a Hub Crew Base Opening, United shall pay $[***] to Contractor and, effective as of the date of the parties’ execution and delivery of an Alteration Agreement, the Per Aircraft per Day rate set forth on Appendix 1 to Schedule 3 shall automatically be increased by $[***], without any further action by the parties if, but only for so long as, the number of remaining crew bases after giving effect to both such opening and any contemporaneous crew base closings [***].

(e)

In connection with a Non-Hub Crew Base Closing or a Hub Crew Base Closing, United shall pay $[***] to Contractor and, effective as of the date of the parties’ execution and delivery of an Alteration Agreement, the Per Aircraft per Day rate set forth on Appendix 1 to Schedule 3 shall automatically be reduced by $[***], without any further action by the parties if, but only for so long as, the number of remaining crew bases (without regard to Contractor’s crew base located at [***]) after giving effect to both such closing and any contemporaneous crew base opening [***].

(f)

In connection with a crew or maintenance base opening or closing that is not a Non-Hub MX Base Opening, an Non-Hub MX Base Closing, a Hub MX Base Opening, a Hub MX Base Closing, a Non-Hub Crew Base Opening, a Non-Hub Crew Base Closing, a Hub Crew Base Opening, or a Hub Crew Base Closing (a “Non-Specified Condition Opening or Closing”), United shall pay Contractor [***].

(iv)

Notwithstanding anything to the contrary in this Agreement, (I) United shall have no obligation to make any payment, and there shall be no adjustment to the Per Aircraft per Day rate, under Section 3.02(c)(iii) with respect to any crew base closing at [***], that occurred prior to the Amendment Effective Date or with respect to the first opening of any crew base at [***], that occurs after the Amendment Effective Date, and (II) United shall pay to Contractor no later than [***] after the Amendment Effective Date an amount equal to $[***] for the closing of Contractor’s maintenance base and crew base in [***], which commenced prior to the Amendment Effective Date, and United shall have no further obligation to make payments with respect to such closings, including under Section 3.02(c)(iii).

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED, OR (II) CONTAINS PERSONALLY IDENTIFIABLE INFORMATION, OMITTED PURSUANT TO

ITEM 601(A)(6) UNDER REGULATION S-K.

(v)

Upon the reasonable request of United at any time from time to time, Contractor shall inform United, with reasonable detail and on a reasonably prompt basis, as to the status of any crew and/or maintenance base opening or closing.

(vi)

Notwithstanding anything to the contrary in this Agreement, the parties acknowledge and agree that the payments provided for in this Section 3.02(c) shall constitute Contractor’s sole and exclusive right to reimbursement for, or recovery of, costs related to or associated with changes to Contractor’s crew and/or maintenance bases, including, without limitation, inventory costs, labor costs, severance, relocation and any other costs incurred by Contractor in connection with such changes in excess of the amount set forth in this Section 3.02(c).”

3.    United Debt Obligations. The following new Section 3.08 is added to the Agreement:

“Section 3.08    United Debt Obligations.

(a)     Scheduling – Deferred Obligations. Effective [***], for any fiscal quarter in which the number of Scheduled Quarterly Block Hours is less than the Deferred Obligation Quarterly Benchmark, then on the [***] following the end of such fiscal quarter, United shall accrue a payment obligation to Contractor (a “Deferred Obligation”) in an amount equal to the product of:

(i) the Deferred Obligation Quarterly Benchmark minus the greater of (A) the Scheduled Quarterly Block Hours and (B) the UA Quarterly Benchmark, multiplied by,

(ii) the Accrued Liability Rate for the calendar year in which such fiscal quarter falls.

Notwithstanding the foregoing,

(y) with respect to the second fiscal quarter of 2020, the Deferred Obligation Quarterly Benchmark and the Scheduled Quarterly Block Hours for such quarter shall be calculated solely for the period from and after June 1, 2020 through and including June 30, 2020 (it being understood that the Deferred Obligation for the second fiscal quarter of calendar year 2020 will be calculated for the month of June rather than the entire quarter); and

(z) if United exercises its extension right under Section 8.01(b) at any time on or prior to [***], in a manner that extends the Agreement for a period of [***] (a “Subject Extension”), then, for purposes of calculating the Deferred Obligation for the quarter in which the Subject Extension occurs, the Deferred Obligation Quarterly Benchmark, the Scheduled Quarterly Block Hours and the UA Quarterly Benchmark for such quarter shall be calculated solely with respect to the period of time preceding the date on which such extension right is exercised, rather than the entire quarter

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED, OR (II) CONTAINS PERSONALLY IDENTIFIABLE INFORMATION, OMITTED PURSUANT TO

ITEM 601(A)(6) UNDER REGULATION S-K.

(with the quantity set forth in clause (B)(i) of the definition of “UA Quarterly Benchmark” being prorated based on the number of days in such period), and for all subsequent quarters following the fiscal quarter in which United exercises a Subject Extension, the Deferred Obligation shall be deemed to be zero.

The Deferred Obligations shall (I) bear interest at the rate of [***]% per annum, compounding annually, (II) be unsecured, (III) be evidenced by negotiable instruments in the form attached hereto as Exhibit B provided by United at Contractor’s request, (IV) be absolute and unconditional and not be subject to any offset and (V) shall be paid in full on February 28, 2023 (or before such date if United so elects in its sole discretion). United shall provide to Contractor no later than [***] after the completion of the Final Monthly Schedule for the last month of each quarter information regarding [***] sufficient to permit Contractor to calculate the UA Quarterly Benchmark for such quarter.

(b)    Settlement of Contractual Claims.

(i)     Settlement Obligation. On the First Amendment Effective Date, in consideration of Contractor’s release of claims set forth in Section 3.08(b)(ii), United agrees to accrue a payment obligation to Contractor (the “Settlement Obligation”) in an amount equal to the sum of (i) $[***] and (ii) all interest accrued thereon from the First Amendment Effective Date at a rate of [***]% per annum, compounded annually. The Settlement Obligation shall (i) be unsecured, (ii) be evidenced by negotiable instruments in the form attached hereto as Exhibit B provided by United at Contractor’s request, (iii) be absolute and unconditional and not be subject to any offset and (iv) be paid in full on February 28, 2023 (or before such date if United so elects in its sole discretion).

(ii)     Release of Claims. Effective from and after the First Amendment Effective Date, and notwithstanding anything to the contrary in the Agreement or any Ancillary Agreement, each party (the “Releasing Party”) FOREVER RELEASES, ACQUITS, HOLDS HARMLESS, AND DISCHARGES the other party (the “Released Party”), in each case for itself and also for the Releasing Party’s successors, affiliates, and assignees, and in each case for the benefit of the Released Party as well as the Released Party’s predecessor and successor entities, divisions, and affiliates, and their current and former officers, directors, members, managers, partners, owners, employees, volunteers, servants, agents and attorneys, of and from any and all existing or contingent claims, demands, actions, causes of action, liabilities, damages, contracts, expenses, costs, accounts, duties, obligations, rights, covenants and promises of every kind and character, in each case, to the extent accrued prior to the Amendment Effective Date, whether sounding in contract or tort, whether existing or contingent, that arise from or relate to the following:

(w) payments for Base Compensation for periods prior to May 1, 2019;

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED, OR (II) CONTAINS PERSONALLY IDENTIFIABLE INFORMATION, OMITTED PURSUANT TO

ITEM 601(A)(6) UNDER REGULATION S-K.

(x) except as provided in sub-clause 3.02(c)(iv)(II), reimbursement of one-time and recurring expenses incurred by Contractor relating to changes in maintenance and crew bases that occurred prior to the Amendment Effective Date;

(y) incentive bonus payments for periods prior to January 1, 2020; or

(z) failure of either party to comply with the minimum scheduled block hour parameters set forth in Exhibit P to the Agreement as in effect prior to the Amendment Effective Date.”

4.    Exclusivity. The Agreement is amended (i) by deleting the text of Article V and replacing it with “[Intentionally Omitted]” and (ii) by deleting the text “and shall not be flown for anyone else for the remainder of the Term of Agreement” from the last sentence of Section 8.01(b) of the Agreement. Any provision in the Agreement or any Ancillary Agreement that refers to Section 5.01 of the Agreement or that limits Contractor’s ability to, or prohibits it from, flying any aircraft that is not a Covered Aircraft for any other carrier or for any purpose shall be of no further force or effect.

5.    United Extension Right. The first sentence of Section 8.01(b) of the Agreement is hereby deleted and replaced in its entirety with the following:

“(b)    United may elect, in its sole discretion, to extend the Covered Aircraft Term of all of the Covered Aircraft for a minimum of two years or for any number of months in excess thereof up to an additional three years beyond the Covered Aircraft Term Expiration Date of each respective Covered Aircraft specified on Schedule 1, by providing written notice of such election to Contractor on or prior to [***].”

6.    Notices. Section 10.02 of the Agreement is hereby amended by deleting the addresses set forth therein and replacing them with the following:

“if to United:

United Airlines, Inc.

Willis Tower

233 S. Wacker Drive

Chicago, IL 60606

Attention: Senior Vice President – United Express

E-mail: [***]

and to:

United Airlines, Inc.

Willis Tower

233 S. Wacker Drive

Chicago, IL 60606

Attention: Vice President – Procurement

E-mail: [***]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED, OR (II) CONTAINS PERSONALLY IDENTIFIABLE INFORMATION, OMITTED PURSUANT TO

ITEM 601(A)(6) UNDER REGULATION S-K.

with a copy to:

United Airlines, Inc.

Willis Tower

233 S. Wacker Drive

Chicago, IL 60606

Attention: Vice President, Deputy General Counsel and Corporate Secretary

E-mail: [***]

if to Contractor:

Air Wisconsin Airlines LLC

W6390 Challenger Drive, Suite 203

Appleton, WI 54914

Attention: [***]

Telephone: [***]

Facsimile: [***]

E-mail: [***]

with a copy to:

DLA Piper

4365 Executive Drive, Suite 1100

San Diego, CA 92121

Attention: [***]

E-mail: [***]

7.    Public Filing of the Amendment. Prior to making any public filing of this Amendment, Contractor shall provide a proposed redacted version of this Amendment and afford United [***] to propose the redaction of any additional commercially sensitive information contained in this Amendment, provided that nothing in this provision will limit the right of Contractor to make any disclosure that it determines (upon consultation with its legal counsel) to be necessary pursuant to applicable laws or regulations.

8.    Parent Guarantee. The first sentence of Section 10.19 of the Agreement is hereby deleted, and the heading of such Section shall be restated as “Dividend Restriction” with a corresponding change in the Table of Contents.

9.    Covered Aircraft. Effective [***], the Covered Aircraft and Delivery Schedule table on Schedule 1 of the Agreement is hereby deleted and replaced with the revised Covered Aircraft and Delivery Schedule table attached hereto as Attachment 1. The Parties hereby acknowledge and agree that all of the aircraft listed on Schedule 1 are Covered Aircraft. [***]. Note (j) to Schedule 1 to the Agreement is hereby amended by adding the following sentences at the end thereof:

“Contractor shall have the right at any time, without notice to United, to fly any Scheduled Flight with any CRJ-200 regional jet that is in United livery and configuration and covered by Contractor’s FAA approved maintenance program. Such aircraft shall not be included in determining the weighted average number of Covered Aircraft for purposes of Section A.1.c of Schedule 3 unless such aircraft is substituted for a Covered Aircraft pursuant to this Note (j).”

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED, OR (II) CONTAINS PERSONALLY IDENTIFIABLE INFORMATION, OMITTED PURSUANT TO

ITEM 601(A)(6) UNDER REGULATION S-K.

10.    Incentive Compensation.

(a) Effective [***], the lead-in to Paragraph A(2) of Schedule 3 is hereby deleted and replaced in its entirety with the following:

“2.

Incentive Compensation. With respect to each calendar month after expiration of the Ramp-Up Period, incentive compensation (“Incentive Compensation”) shall be calculated as specified in Appendix 4 to this Schedule 3 and as follows, other than during the Interim Period when Incentive Compensation shall be deemed to be [***]:”

(b) United shall pay to Contractor all accrued and unpaid incentive bonus payments for the period from [***], through [***], within [***] after the Amendment Effective Date.

(c) The Operating Goals under the Incentive Program for [***] shall be as follows:

Operating Goal:	[***]	[***]	[***]

On-Time Zero (excluding United Cancelled Flights)	[***]	[***]	[***]

Customer Satisfaction	[***]	[***]	[***]

Controllable Completion Factor	[***]	[***]	[***]

11.    Flight Reconciliation. Effective [***], the following new Paragraph B(3)(e) of Schedule 3 is added to the Agreement:

“e.

For any fiscal quarter for which the [***] for such fiscal quarter, then the reconciliation for the final month in such fiscal quarter shall include a payment by United to Contractor in an amount equal to the product of (i) [***], multiplied by (ii) [***].”

12.    Reasonable Operating Constraints. Effective [***], Paragraph 1 of Exhibit P to the Agreement, setting forth the minimum and maximum scheduling parameters, is hereby deleted and replaced in its entirety with the following:

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED, OR (II) CONTAINS PERSONALLY IDENTIFIABLE INFORMATION, OMITTED PURSUANT TO

ITEM 601(A)(6) UNDER REGULATION S-K.

1.    Scheduling Parameters:

	Minimum	Maximum
Scheduled Block Hours per Available Covered Aircraft per day	[***]	[***]

*Note: The above maximum schedule parameter applies only to Covered Aircraft in revenue service and does not apply to Spare Aircraft or aircraft in maintenance. The above maximum schedule parameter is per day per Available Covered Aircraft calculated on the Final Monthly Schedule.

13.    Definitions. Exhibit A of the Agreement is amended (i) by deleting clause (x) of the definition of “Termination Event” and (ii) by adding, or amending and restating, as applicable, the following definitions:

“Accrued Liability Rate” – means, for any calendar year, the sum of (i) the product of (A) [***], multiplied by (B) [***], plus (ii) the product of (A) [***] multiplied by (B) [***] divided by (C) [***]. (For the avoidance of doubt, the Accrued Liability Rate for 2020 will be equal to $[***], which is the sum of (i) the product of (A) $[***] multiplied by (B) [***], plus (ii) the product of (A) $[***], multiplied by (B) [***], divided by (C) [***].)

“Alteration” – is defined in Section 3.02(c)(i).

“Alteration Agreement” – is defined in Section 3.02(c)(i).

“Available Covered Aircraft” – means a Covered Aircraft available to schedule for revenue service (excluding Spare Aircraft and aircraft in heavy maintenance, overhauls or modifications but including any Covered Aircraft in short-term storage) pursuant to Section 2.01.

“AWAC” – AWAC Aviation, Inc.

“Base Change Request Notice” – is defined in Section 3.02(c)(i).

“Deferred Obligation” – is defined in Section 3.08(a).

“Deferred Obligation Quarterly Benchmark” – means, for any fiscal quarter, the aggregate number of [***] for that quarter that corresponds to [***].

“First Amendment Effective Date” – means the effective date of the First Amendment to Capacity Purchase Agreement by and between United and Contractor dated as of October 14, 2020.

“Interim Period” – means the period beginning at 12:00 a.m. local time in Houston, Texas on [***] and ending at 12:00 a.m. local time in Houston, Texas on [***].

“Hub Crew Base Closing” – is defined in Section 3.02(c)(ii)(h).

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED, OR (II) CONTAINS PERSONALLY IDENTIFIABLE INFORMATION, OMITTED PURSUANT TO

ITEM 601(A)(6) UNDER REGULATION S-K.

“Hub Crew Base Opening” – is defined in Section 3.02(c)(ii)(g).

“Hub MX Base Closing” – is defined in Section 3.02(c)(ii)(d).

“Hub MX Base Opening” – is defined in Section 3.02(c)(ii)(c).

“maintenance base” – means a facility where Contractor, or a third party provider on its behalf, routinely performs the daytime or overnight maintenance of the Covered Aircraft described in Paragraph 2 of Exhibit P, regardless whether such facility is owned or leased by Contractor or whether such maintenance is performed by Contractor or a third party provider. As of the Amendment Effective Date, Contractor’s maintenance bases are located at [***].

“Non-Hub Crew Base Closing” – is defined in Section 3.02(c)(ii)(f).

“Non-Hub Crew Base Opening” – is defined in Section 3.02(c)(ii)(e).

“Non-Hub MX Base Closing” – is defined in Section 3.02(c)(ii)(b).

“Non-Hub MX Base Opening” – is defined in Section 3.02(c)(ii)(a).

“Non-Specified Condition Opening or Closing” – is defined in Section 3.02(c)(iii)(f).

“Scheduled Quarterly Block Hours” – means, for any fiscal quarter, the aggregate number of scheduled block hours set forth in the Final Monthly Schedules for all months in such fiscal quarter.

“Settlement Obligation” – is defined in Section 3.08(b)(i).

“Specified Closing” – is defined in Section 3.02(c)(ii).

“Specified Conditions” – is defined in Section 3.02(c)(ii).

“Specified Opening” – is defined in Section 3.02(c)(ii).

“Subject Extension” – is defined in Section 3.08(a).

“UA Quarterly Benchmark” – means, with respect to any fiscal quarter, a number of [***] equal to the lesser of: (A) the aggregate number of [***] that would result from [***] over such fiscal quarter, and (B) the greater of (i) [***], and (ii) the number of [***]; provided, however, that solely with respect to the calculation of the [***] for the second fiscal quarter of 2020, the [***] for such quarter shall be calculated solely for the period from and after June 1, 2020 through and including June 30, 2020 (it being understood that the [***] for the second fiscal quarter of calendar year 2020 will be calculated for the month of June rather than the entire quarter and references to “fiscal quarter” in this definition with respect to the second fiscal quarter of 2020 shall instead be deemed to be references to the month of June).

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED, OR (II) CONTAINS PERSONALLY IDENTIFIABLE INFORMATION, OMITTED PURSUANT TO

ITEM 601(A)(6) UNDER REGULATION S-K.

14.    Removed Definition. Exhibit A of the Agreement is amended by deleting the term “Parent Guarantee” and its associated definition.

15. Form	of Parent Guarantee. Exhibit Q of the Agreement is deleted.

16.    Termination of Parent Guarantee. That certain Guarantee Agreement, effective as of February 26, 2017, executed by Harbor and AWAC, is hereby terminated, effective as of the date hereof.

17.    Miscellaneous. Capitalized terms used in this Amendment that are defined in the Agreement have the meanings assigned to them in the Agreement. This Amendment may be executed in counterparts, each of which is deemed an original hereof. The Parties shall become bound by this Amendment immediately upon execution hereof by each Party. Except as expressly amended in this Amendment, the Agreement will remain in full force and effect. Notwithstanding anything to the contrary in this Amendment, the terms and provisions of this Amendment are intended solely for the benefit of the Parties, and it is not the intention of the Parties to confer third party beneficiary rights upon any other person. This Amendment (together with the attached exhibits) constitutes the entire agreement between the Parties, and supersedes any other agreements, representations, warranties, covenants, communications, or understandings, whether oral or written (including, but not limited to, e-mail correspondence), that may have been made or entered into by or between the Parties or any of their respective affiliates or agents relating in any way to the transactions contemplated by this Amendment.

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered as of the date and year first written above.

UNITED AIRLINES, INC.

By:	/s/ Sarah Rae Murphy
	Name:	Sarah Rae Murphy
	Title:	Senior Vice President - United Express

AIR WISCONSIN AIRLINES LLC

By:	/s/ Robert Binns
Robert Binns
President and Chief Executive Officer

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED, OR (II) CONTAINS PERSONALLY IDENTIFIABLE INFORMATION, OMITTED PURSUANT TO

ITEM 601(A)(6) UNDER REGULATION S-K.

AWAC AVIATION, INC.
(SOLELY FOR PURPOSES OF SECTION 16)

By:	/s/ Robert Binns
Robert Binns
Executive Vice President

HARBOR DIVERSIFIED, INC.
(SOLELY FOR PURPOSES OF SECTION 16)

By:	/s/ Christine Deister
Christine Deister
Chief Executive Officer

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED, OR (II) CONTAINS PERSONALLY IDENTIFIABLE INFORMATION, OMITTED PURSUANT TO

ITEM 601(A)(6) UNDER REGULATION S-K.

ATTACHMENT 1

Schedule 1

Covered Aircraft and Delivery Schedule

[***]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED, OR (II) CONTAINS PERSONALLY IDENTIFIABLE INFORMATION, OMITTED PURSUANT TO

ITEM 601(A)(6) UNDER REGULATION S-K.

EXHIBIT A

Form of Alteration Agreement

ALTERATION AGREEMENT

This Alteration Agreement (this “Agreement”) is made, entered into and effective as of [                    ], by and between United Airlines, Inc., a Delaware corporation (“United”), and Air Wisconsin Airlines LLC, a Delaware limited liability company (“Contractor”). United and Contractor are collectively referred to herein as the “Parties” and individually as a “Party.”

RECITALS

WHEREAS, the Parties entered into that certain Capacity Purchase Agreement, dated as of February 26, 2017 (as amended from time to time thereafter, the “CPA”); capitalized terms used herein that are not defined herein and that are defined in the CPA shall have the meanings assigned to them in the CPA; and

WHEREAS, pursuant to Section 3.02(c) of the CPA, the parties are required to enter into an Alteration Agreement under the circumstances described in that Section; and [United/Contractor] submitted to the other Party a Base Change Request Notice dated [                    ] (the “Applicable Base Change Request Notice”).

AGREEMENTS

NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. The Parties have determined that the [opening/closing] of the [maintenance/crew] base located at [                    ] identified in the Applicable Base Change Request Notice is reasonably necessary (the “Applicable Base Change”), or the Applicable Base Change is deemed reasonably necessary in accordance with the proviso to the first sentence of the second paragraph of sub-clause 3.02(c)(i) of the CPA.

2. If the Applicable Base Change is a Hub MX Base Opening, a Hub MX Base Closing or a Non-Specified Condition Opening or Closing, the amount that United shall pay to Contractor as reimbursement of Contractor’s reasonable, direct, out-of-pocket expenses that relate to such Applicable Base Change is [$                    ]; provided, however, that the terms and conditions regarding the payment of such amount are set forth in Section 3.02 (c) (iii) of the CPA, and are not set forth in this Agreement.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED, OR (II) CONTAINS PERSONALLY IDENTIFIABLE INFORMATION, OMITTED PURSUANT TO

ITEM 601(A)(6) UNDER REGULATION S-K.

3. The Applicable Base Change is targeted to be accomplished according to the following timeline:                     .

4. This Agreement may be executed in counterparts, each of which is deemed an original hereof.

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered as of the date and year first written above.

UNITED AIRLINES, INC.

By:
Name:
Title: Senior Vice President – United Express

AIR WISCONSIN AIRLINES LLC

By:
Robert Binns
President and Chief Executive Officer

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED, OR (II) CONTAINS PERSONALLY IDENTIFIABLE INFORMATION, OMITTED PURSUANT TO

ITEM 601(A)(6) UNDER REGULATION S-K.

EXHIBIT B

Form of Negotiable Instrument

NEGOTIABLE PROMISSORY NOTE

FOR VALUE RECEIVED, and subject to the terms and conditions set forth herein, United Airlines, Inc., a Delaware corporation (the “Maker”), hereby unconditionally promises to pay to the order of Air Wisconsin Airlines LLC or its assigns (the “Noteholder,” and together with the Maker, the “Parties”), the principal amount of $[            ], together with all accrued interest thereon, as provided in this Negotiable Promissory Note (the “Note,” as the same may be amended, restated, supplemented, or otherwise modified from time to time in accordance with its terms).

1.    Definitions. Capitalized terms used herein shall have the meanings set forth in this Section 1.

“Business Day” means a day other than a Saturday, Sunday, or other day on which commercial banks in New York City are authorized or required by law to close.

“Default” means any of the events specified in Section 6 which constitute an Event of Default or which, upon the giving of notice, the lapse of time, or both, pursuant to Section 6 would, unless cured or waived, become an Event of Default.

“Event of Default” has the meaning set forth in Section 6.

“Governmental Authority” means the government of any nation or any political subdivision thereof, whether at the national, state, territorial, provincial, municipal or any other level, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of, or pertaining to, government.

“Law” as to any Person, means the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law (including common law), statute, ordinance, treaty, rule, regulation, order, decree, judgment, writ, injunction, settlement agreement, requirement or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Maturity Date” means the earlier of (a) February 28, 2023 and (b) the date on which all amounts under this Note shall become due and payable pursuant to Section 7.

“Person” means any individual, corporation, limited liability company, trust, joint venture, association, company, limited or general partnership, unincorporated organization, Governmental Authority, or other entity.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED, OR (II) CONTAINS PERSONALLY IDENTIFIABLE INFORMATION, OMITTED PURSUANT TO

ITEM 601(A)(6) UNDER REGULATION S-K.

2.	Final Payment Date; Optional Prepayments.

2.1    Final Payment Date. The aggregate unpaid principal amount of this Note, all accrued and unpaid interest, and all other amounts payable under this Note shall be due and payable on the Maturity Date, unless otherwise provided in Section 7.

2.2    Optional Prepayment. The Maker may prepay this Note in whole or in part at any time or from time to time without penalty or premium by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. No prepaid amount may be reborrowed.

3.	Interest.

3.1    Interest Rate. Except as otherwise provided in Section 3.2, the outstanding principal amount of this Note shall accrue interest at the rate of [***]% per annum from the date of this Note until this Note is paid in full, whether at maturity, upon acceleration, by prepayment, or otherwise. Interest shall be compounded annually on each anniversary of the date of this Note on a 365 day basis with all accrued interest being added to the principal amount of this Note.

3.2    Default Interest. If any amount payable hereunder is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration, or otherwise, the entire outstanding principal amount of this Note shall bear interest at the rate of [***]% per annum from the date of such non-payment until such amount is paid in full.

3.3    Interest Rate Limitation. If at any time and for any reason whatsoever, the interest rate payable on this Note shall exceed the maximum rate of interest permitted to be charged by the Noteholder to the Maker under applicable Law, such interest rate shall be reduced automatically to the maximum rate of interest permitted to be charged under applicable Law; any portion of each sum paid attributable to that portion of such interest rate that exceeds the maximum rate of interest permitted by applicable Law shall be deemed a voluntary prepayment of principal.

4.	Payment Mechanics.

4.1    Manner of Payment. All payments of interest and principal shall be made in lawful money of the United States of America no later than 12:00 PM central time on the date on which such payment is due by wire transfer of immediately available funds to the Noteholder’s account at a bank specified by the Noteholder in writing to the Maker from time to time.

4.2    Application of Payments. All payments made hereunder shall be applied first to the payment of any fees or charges outstanding hereunder, second to accrued interest, and third to the payment of the principal amount outstanding under this Note.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED, OR (II) CONTAINS PERSONALLY IDENTIFIABLE INFORMATION, OMITTED PURSUANT TO

ITEM 601(A)(6) UNDER REGULATION S-K.

4.3    Business Day Convention. Whenever any payment to be made hereunder shall be due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension will be taken into account in calculating the amount of interest payable under this Note.

5.    Representations and Warranties. The Maker hereby represents and warrants to the Noteholder on the date hereof as follows:

5.1    Existence. The Maker is a corporation duly incorporated, validly existing and in good standing under the laws of the state of its jurisdiction of organization.

5.2    Power and Authority. The Maker has the power and authority, and the legal right, to execute and deliver this Note and to perform its obligations hereunder.

5.3    Authorization; Execution and Delivery. The execution and delivery of this Note by the Maker and the performance of its obligations hereunder have been duly authorized by all necessary corporate action in accordance with all applicable Laws. The Maker has duly executed and delivered this Note.

5.4    No Approvals. No consent or authorization of, filing with, notice to, or other act by, or in respect of, any Governmental Authority or any other Person is required in order for the Maker to execute, deliver, or perform any of its obligations under this Note.

5.5    No Violations. The execution and delivery of this Note and the consummation by the Maker of the transactions contemplated hereby do not and will not (a) violate any provision of the Maker’s organizational documents; (b) violate any Law applicable to the Maker or by which any of its properties or assets may be bound; or (c) constitute a default under any material agreement or contract by which the Maker may be bound.

5.6    Enforceability. This Note is a valid, legal, and binding obligation of the Maker, enforceable against the Maker in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

6.    Events of Default. The occurrence of any of the following shall constitute an Event of Default hereunder:

6.1    Failure to Pay. The Maker fails to pay any principal amount of this Note, interest or any other amount when due.

6.2    Breach of Representations and Warranties. Any representation or warranty made or deemed made by the Maker to the Noteholder herein is incorrect in any material respect on the date as of which such representation or warranty was made or deemed made.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED, OR (II) CONTAINS PERSONALLY IDENTIFIABLE INFORMATION, OMITTED PURSUANT TO

ITEM 601(A)(6) UNDER REGULATION S-K.

6.3    Bankruptcy; Insolvency.

(a)    the Maker commences any case, proceeding, or other action (i) under any existing or future law relating to bankruptcy, insolvency, reorganization, or other relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition, or other relief with respect to it or its debts, or (ii) seeking appointment of a receiver, trustee, custodian, conservator, or other similar official for it or for all or any substantial part of its assets, or the Maker makes a general assignment for the benefit of its creditors;

(b)    there is commenced against the Maker any case, proceeding, or other action of a nature referred to in Section 6.3(a) above which (i) results in the entry of an order for relief or any such adjudication or appointment or (ii) remains undismissed, undischarged, or unbonded for a period of sixty (60) days;

(c)    there is commenced against the Maker any case, proceeding, or other action seeking issuance of a warrant of attachment, execution, or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which has not been vacated, discharged, or stayed or bonded pending appeal within sixty (60) days from the entry thereof;

(d)    the Maker takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in Section 6.3(a), Section 6.3(b), or Section 6.3(c) above; or

(e)    the Maker is generally not, or is unable to, or admits in writing its inability to, pay its debts as they become due.

7.    Remedies. Upon the occurrence of an Event of Default and at any time thereafter during the continuance of such Event of Default, the Noteholder may at its option, by written notice to the Maker (a) declare the entire principal amount of this Note, together with all accrued interest thereon and all other amounts payable hereunder, immediately due and payable and/or (b) exercise any or all of its rights, powers, or remedies under applicable law; provided, however that, if an Event of Default described in Section 6.3 shall occur, the principal of and accrued interest on this Note shall become immediately due and payable without any notice, declaration, or other act on the part of the Noteholder.

8.    No Offset. The Maker’s obligation to make the payments provided for in this Note and otherwise perform its obligations hereunder shall not be affected by any circumstances, including, without limitation, any set-off, counterclaim, recoupment, defense or other right which the Maker or any of its affiliates may have against the Noteholder or others.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED, OR (II) CONTAINS PERSONALLY IDENTIFIABLE INFORMATION, OMITTED PURSUANT TO

ITEM 601(A)(6) UNDER REGULATION S-K.

9.    Miscellaneous.

9.1    Notices.

All notices, requests, or other communications required or permitted to be delivered hereunder shall be delivered in writing, in each case to the address specified below or to such other address as such Party may from time to time specify in writing in compliance with this provision:

(i)	If to the Maker:

United Airlines, Inc.
Willis Tower
233 S. Wacker Drive
Chicago, IL 60606
Attention: Senior Vice President – United Express
E-mail: [***]

and to:

United Airlines, Inc.
Willis Tower
233 S. Wacker Drive
Chicago, IL 60606
Attention: Vice President – Procurement
E-mail: [***]

with a copy to:

United Airlines, Inc.
Willis Tower
233 S. Wacker Drive
Chicago, IL 60606
Attention: Vice President, Deputy General Counsel and Corporate Secretary
E-mail: [***]

(ii)	If to the Noteholder:

Air Wisconsin Airlines LLC
W6390 Challenger Drive, Suite 203
Appleton, WI 54914
Attention: [***], President and Chief Executive Officer
Telephone: [***]
E-mail: [***]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED, OR (II) CONTAINS PERSONALLY IDENTIFIABLE INFORMATION, OMITTED PURSUANT TO

ITEM 601(A)(6) UNDER REGULATION S-K.

with a copy to:

DLA Piper
4365 Executive Drive, Suite 1100
San Diego, CA 92121
Attention: [***]
E-mail: [***]

(b)    Notices if (i) mailed by certified or registered mail or sent by hand or overnight courier service shall be deemed to have been given when received; and (ii) sent by email shall be deemed received upon the sender’s receipt of an acknowledgment from the intended recipient (such as by the “return receipt requested” function, as available, return email, or other written acknowledgment).

9.2    Expenses. The Maker shall reimburse the Noteholder on demand for all out-of-pocket costs, expenses, and fees (including expenses and fees of its external counsel) incurred by the Noteholder in connection with the enforcement of the Noteholder’s rights hereunder.

9.3    Governing Law. This Note and any claim, controversy, dispute, or cause of action (whether in contract or tort or otherwise) based upon, arising out of, or relating to this Note, and the transactions contemplated hereby, shall be governed by the laws of the State of New York, without regard to any conflict of laws provisions thereof.

9.4    Submission to Jurisdiction.

(a)    The Maker hereby irrevocably and unconditionally (i) agrees that any legal action, suit, or proceeding arising out of or relating to this Note may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York and (ii) submits to the jurisdiction of any such court in any such action, suit, or proceeding. Final judgment against the Maker in any action, suit, or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment.

(b)    Nothing in this Section 9.4 shall affect the right of the Noteholder to (i) commence legal proceedings or otherwise sue the Maker in any other court having jurisdiction over the Maker or (ii) serve process upon the Maker in any manner authorized by the laws of any such jurisdiction.

9.5    Venue. The Maker irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Note in any court referred to in Section 9.4(b) and the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

9.6    Waiver of Jury Trial. THE MAKER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY WHETHER BASED ON CONTRACT, TORT, OR ANY OTHER THEORY.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED, OR (II) CONTAINS PERSONALLY IDENTIFIABLE INFORMATION, OMITTED PURSUANT TO

ITEM 601(A)(6) UNDER REGULATION S-K.

9.7    Integration; Effectiveness. This Note constitutes the entire contract between the Parties with respect to the subject matter hereof and supersedes all previous agreements and understandings, oral or written, with respect thereto. Delivery of an executed signature page to this Note in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Note.

9.8    Successors and Assigns. This Note may be assigned, transferred, or negotiated by the Noteholder to any Person, at any time, without notice to or the consent of the Maker. The Maker may not assign or transfer this Note or any of its rights, or delegate any of its duties, hereunder without the prior written consent of the Noteholder which may be withheld in its sole discretion. This Note shall inure to the benefit of and be binding upon the parties hereto and their successors and permitted assigns.

9.9    Waiver of Notice. The Maker hereby waives presentment, demand for payment, protest, notice of dishonor, notice of protest or nonpayment, notice of acceleration of maturity, and diligence in connection with the enforcement of this Note or the taking of any action to collect sums owing hereunder.

9.10    Amendments and Waivers. No term of this Note may be waived, modified, or amended except by an instrument in writing signed by both of the parties hereto. Any waiver of the terms hereof shall be effective only in the specific instance and for the specific purpose given.

9.11    Headings. The headings of the various Sections and subsections herein are for reference only and shall not define, modify, expand, or limit any of the terms or provisions hereof.

9.12    No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Noteholder, any right, remedy, power, or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege. The rights, remedies, powers, and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers, and privileges provided by law.

9.13    Severability. If any term or provision of this Note is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Note or invalidate or render unenforceable such term or provision in any other jurisdiction.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED, OR (II) CONTAINS PERSONALLY IDENTIFIABLE INFORMATION, OMITTED PURSUANT TO

ITEM 601(A)(6) UNDER REGULATION S-K.

IN WITNESS WHEREOF, the Maker has executed this Note as of [DATE].

UNITED AIRLINES, INC.

By Name: Title:

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED, OR (II) CONTAINS PERSONALLY IDENTIFIABLE INFORMATION, OMITTED PURSUANT TO

ITEM 601(A)(6) UNDER REGULATION S-K.